UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2016

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) By that certain Unanimous Written Consent of the Compensation and Development Committee of the Board of Directors of Thor Industries, Inc. dated August 8, 2016, the Compensation and Development Committee (the “Compensation Committee”) of the Board of Directors of Thor Industries, Inc. (the “Company”) approved the following awards and compensation for the following executive officers for the Company’s fiscal year ending July 31, 2017 (the “2017 Fiscal Year”):

Peter B. Orthwein

Mr. Orthwein’s base salary for the Company’s 2017 Fiscal Year remains unchanged at $500,000. Mr. Orthwein’s Performance Compensation Awards under the Thor Industries, Inc. 2016 Equity and Incentive Plan (the “2016 Plan”), payable in cash with respect to each fiscal quarter of the Company’s 2017 Fiscal Year in accordance with the 2016 Plan, shall be equal to 0.25% of the Company’s net income before tax (excluding any impairment charges) for each fiscal quarter during the Company’s 2017 Fiscal Year. The aggregate amount of such Performance Compensation Awards shall not exceed $20 million for the 2017 Fiscal Year in accordance with the 2016 Plan. The receipt of the foregoing Performance Compensation Awards is contingent on Mr. Orthwein being employed with the Company at the time of payment and certification by the Compensation Committee of the amount of the award and that the applicable performance goal has been achieved. The amount of such awards is subject to downward adjustment and other limitations in accordance with the terms of the 2016 Plan. As with all of the executive officers, the Company reserves the right to award discretionary bonuses on a case-by-case basis.

Robert W. Martin

Mr. Martin’s base salary for the Company’s 2017 Fiscal Year remains unchanged at $750,000. Mr. Martin’s Performance Compensation Awards under the 2016 Plan, payable in cash with respect to each fiscal quarter of the Company’s 2017 Fiscal Year in accordance with the 2016 Plan, shall be equal to 1.75% of the Company’s net income before tax (excluding any impairment charges), less 1.75% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for each fiscal quarter during the Company’s 2017 Fiscal Year. The aggregate amount of such Performance Compensation Awards shall not exceed $20 million for the 2017 Fiscal Year in accordance with the 2016 Plan. Mr. Martin’s Performance Compensation Award under the 2016 Plan, payable in restricted stock units following the end of the 2017 Fiscal Year, shall be equal to 0.5% of the Company’s net income before tax (including the Company’s Jayco operations, but excluding any impairment charges), plus 1.75% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for the 2017 Fiscal Year. The settlement date for this award will be the first trading day following the date the Company opens a trading window under the Company’s trading policy for corporate insiders (the “Company Trading Policy”) following the 2017 Fiscal Year and the number of shares issued will be based upon the New York Stock Exchange (the “NYSE”) closing price of the Company’s common stock on such date. The restricted stock units granted pursuant to such award will vest in equal installments on the first, second, and third anniversaries of the settlement date. The amount of such Performance Compensation Award shall not exceed 2,000,000 shares of restricted stock units in accordance with the 2016 Plan. The receipt of the foregoing Performance Compensation Awards is contingent on Mr. Martin being employed with the Company at the time of payment and certification by the Compensation Committee of the amount of the award and that the applicable performance goal has been achieved. The amount of such awards is subject to downward adjustment and other limitations in accordance with the terms of the 2016 Plan. As with all of the executive officers, the Company reserves the right to award discretionary bonuses on a case-by-case basis.

Colleen A. Zuhl

Ms. Zuhl’s base salary for the Company’s 2017 Fiscal Year remains unchanged at $600,000. Ms. Zuhl’s Performance Compensation Awards under the 2016 Plan, payable in cash with respect to each fiscal quarter of the Company’s 2017 Fiscal Year in accordance with the 2016 Plan, shall be equal to 0.25% of the Company’s net income before tax (excluding any impairment charges), less 0.25% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for each fiscal quarter during the Company’s 2017 Fiscal Year. The aggregate amount of such Performance Compensation Awards shall not exceed $20 million for the 2017 Fiscal Year in accordance with the 2016 Plan. Ms. Zuhl’s Performance Compensation Award under the 2016 Plan, payable in restricted stock units following the end of the 2017 Fiscal Year, shall be equal to 0.25% of the Company’s net income before tax (including the Company’s Jayco operations, but excluding any impairment charges), plus 0.25% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for the 2017 Fiscal Year. The settlement date for this award will be the first trading day following the date the Company opens a trading window under the Company Trading Policy following the 2017 Fiscal Year and the number of shares issued will be based upon the NYSE closing price of the Company’s common stock on such date. The restricted stock units granted pursuant to such award will vest in equal installments on the first, second, and third anniversaries of the settlement date. The amount of such Performance Compensation Award shall not exceed 2,000,000 shares of restricted stock units in accordance with the 2016 Plan. The receipt of the foregoing Performance Compensation Awards is contingent on Ms. Zuhl being employed with the Company at the time of payment and certification by the Compensation Committee of the amount of the award and that the applicable performance goal has been achieved. The amount of such awards is subject to downward adjustment and other limitations in accordance with the terms of the 2016 Plan. As with all of the executive officers, the Company reserves the right to award discretionary bonuses on a case-by-case basis.

W. Todd Woelfer

Mr. Woelfer’s base salary for the Company’s 2017 Fiscal Year has been increased from $500,000 to $600,000. Mr. Woelfer’s Performance Compensation Awards under the 2016 Plan, payable in cash with respect to each fiscal quarter of the Company’s 2017 Fiscal Year in accordance with the 2016 Plan, shall be equal to 0.20% of the Company’s net income before tax (excluding any impairment charges), less 0.20% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for each fiscal quarter during the Company’s 2017 Fiscal Year. The aggregate amount of such Performance Compensation Awards shall not exceed $20 million for the 2017 Fiscal Year in accordance with the 2016 Plan. Mr. Woelfer’s Performance Compensation Award under the 2016 Plan, payable in restricted stock units following the end of the 2017 Fiscal Year, shall be equal to 0.20% of the Company’s net income before tax (including the Company’s Jayco operations, but excluding any impairment charges), plus 0.20% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for the 2017 Fiscal Year. The settlement date for this award will be the first trading day following the date the Company opens a trading window under the Company Trading Policy following the 2017 Fiscal Year and the number of shares issued will be based upon the NYSE closing price of the Company’s common stock on such date. The restricted stock units granted pursuant to such award will vest in equal installments on the first, second, and third anniversaries of the settlement date. The amount of such Performance Compensation Award shall not exceed 2,000,000 shares of restricted stock units in accordance with the 2016 Plan. The receipt of the foregoing Performance Compensation Awards is contingent on Mr. Woelfer being employed with the Company at the time of payment and certification by the Compensation Committee of the amount of the award and that the applicable performance goal has been achieved. The amount of such awards is subject to downward adjustment and other limitations in accordance with the terms of the 2016 Plan. As with all of the executive officers, the Company reserves the right to award discretionary bonuses on a case-by-case basis.

Ken D. Julian

Mr. Julian’s base salary for the Company’s 2017 Fiscal Year remains unchanged at $500,000. Mr. Julian’s Performance Compensation Awards under the 2016 Plan, payable in cash with respect to each fiscal quarter of the Company’s 2017 Fiscal Year in accordance with the 2016 Plan, shall be equal to 0.12% of the Company’s net income before tax (excluding any impairment charges), less 0.12% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for each fiscal quarter during the Company’s 2017 Fiscal Year. The aggregate amount of such Performance Compensation Awards shall not exceed $20 million for the 2017 Fiscal Year in accordance with the 2016 Plan. Mr. Julian’s Performance Compensation Award under the 2016 Plan, payable in restricted stock units following the end of the 2017 Fiscal Year, shall be equal to 0.175% of the Company’s net income before tax (including the Company’s Jayco operations, but excluding any impairment charges), plus 0.12% of the net income before tax attributable to the Company’s Jayco operations (excluding any impairment charges), for the 2017 Fiscal Year. The settlement date for this award will be the first trading day following the date the Company opens a trading window under the Company Trading Policy following the 2017 Fiscal Year and the number of shares issued will be based upon the NYSE closing price of the Company’s common stock on such date. The restricted stock units granted pursuant to such award will vest in equal installments on the first, second, and third anniversaries of the settlement date. The amount of such Performance Compensation Award shall not exceed 2,000,000 shares of restricted stock units in accordance with the 2016 Plan. The receipt of the foregoing Performance Compensation Awards is contingent on Mr. Julian being employed with the Company at the time of payment and certification by the Compensation Committee of the amount of the award and that the applicable performance goal has been achieved. The amount of such awards is subject to downward adjustment and other limitations in accordance with the terms of the 2016 Plan. As with all of the executive officers, the Company reserves the right to award discretionary bonuses on a case-by-case basis.

In the case of each of the officers named above, the grant of Performance Compensation Awards outlined above is conditioned upon approval of the 2016 Plan by the shareholders (the “Shareholders”) of the Company, and no such grant shall be paid unless and until such time as the Shareholders have approved the 2016 Plan by vote at the Company’s annual meeting to be held in December of 2016, and such grants shall be null and void if the Shareholders do not approve the 2016 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: August 11, 2016	By:	/s/ W. Todd Woelfer
	Name:	W. Todd Woelfer
	Title:	Senior Vice President, General Counsel and Secretary